Exhibit 10.6
                                 AMENDMENT NO. 2

                         Decommissioning Trust Agreement
                                 (PVNGS Unit 3)
                            Dated as of July 1, 1991,
                          as Amended by Amendment No. 1
                          Dated as of December 1, 1994
                                     between

                         Arizona Public Service Company

                                       and

                                Mellon Bank, N.A.
                           as Decommissioning Trustee


                  This  Amendment  No. 2, dated as of December 16, 1996,  to the
Decommissioning Trust Agreement (PVNGS Unit 3) dated as of July 1, 1991 as amended by Amendment No. 1 thereto dated as of December 1, 1994 (the "Decommissioning Trust Agreement"; terms used herein as therein defined), is entered into between Arizona Public Service Company ("APS") and Mellon Bank, N.A., as Decommissioning Trustee ("Decommissioning Trustee").

                                 R E C I T A L S
                                 - - - - - - - -

                  WHEREAS, the parties hereto wish to amend the limitations of the parties' ability to modify the Decommissioning Trust Agreement under certain circumstances;

                  NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                              A G R E E M E N T S:
                              - - - - - - - - - -

                  SECTION 1.  Amendments.

                  The Decommissioning Trust Agreement is hereby amended by adding the following as the last sentence of Section 13: "Notwithstanding the foregoing, this Agreement may not be amended or modified in violation of Section 468A of the Code or the regulations thereunder."

                  SECTION 2.  Effectiveness.

                  This Amendment No. 2 shall become effective as of the date hereof upon the execution and delivery of a counterpart of this Amendment No. 2 by each of the parties hereto.

                  SECTION 3.  Miscellaneous.

                  (a)        Full Force and Effect.

                  Except as expressly provided herein, the Decommissioning Trust Agreement shall remain unchanged and in full force and effect. Each reference in the Decommissioning Trust Agreement and in any exhibit or schedule thereto to "this Agreement," "hereto," "hereof" and terms of similar import shall be deemed to refer to the Decommissioning Trust Agreement as amended hereby.

                  (b)        Counterparts.

                  This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute the same instrument, and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart.

                  (c)        Arizona Law.

                  This Amendment No. 2 shall be construed in accordance with and governed by the law of the State of Arizona.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Decommissioning Trust Agreement to be duly executed as the day and year first above written.


                                            ARIZONA PUBLIC SERVICE COMPANY




                                            By       NANCY E. NEWQUIST
                                              --------------------------------

                                            Title    Treasurer
                                                  ----------------------------

                                            MELLON BANK, N.A., as
                                            Decommissioning Trustee



                                            By       EARL G. KLECKNER
                                              --------------------------------

                                                     Earl G. Kleckner
                                            Title    Vice President
                                                  ----------------------------


STATE OF ARIZONA             )
                             )  ss.
County of Maricopa           )

                  The foregoing instrument was acknowledged before me this 16th day of December, 1996, by Nancy E. Newquist, the Treasurer of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, on behalf of said corporation.


[Official Seal]                           MARIA R. MARRS
                                          -------------------------
                                          Notary Public


My commission expires:
July 21, 1998


STATE OF PENNSYLVANIA         )
                              )  ss.
County of Allegheny           )

                  The foregoing instrument was acknowledged before me this 16th day of October, 1996, by Earl Kleckner, a Trust Officer of MELLON BANK, N.A., a corporation having trust powers, as Decommissioning Trustee, on behalf of said corporation.


[Official Seal]                           STEPHANIE RIEGER
                                          -------------------------
                                          Notary Public

My commission expires:
May 12, 1997
                                      -3-